Exhibit 10.1

                              FIRST IPSWICH BANCORP

               2004 Incentive Stock Option Plan for Key Employees

1.    Purpose.

      1.1 The purpose of the First Ipswich Bancorp 2004 Incentive Stock Option Plan for Key Employees (hereinafter referred to as the "Plan") is to provide incentives to present and future employees of First Ipswich Bancorp, a Massachusetts corporation (this "Corporation"), and any of its present and future subsidiaries at least fifty percent (50%) owned by this Corporation ("Subsidiaries") (such employees being hereinafter referred to as "Employees" and each of them individually as an "Employee") in order that they may provide exceptional services to this Corporation and its Subsidiaries, and to offer inducements to Employees to accept and continue employment with this Corporation and its Subsidiaries by offering Employees options to purchase shares of this Corporation's common stock intended to qualify for treatment as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") upon the approval of the Plan by the shareholders of this Corporation and upon the satisfaction by such Employees of the requirements for such qualification. This Plan is an "incentive stock option plan" described in Section 422 of the Code.

2.    Administration of Plan.

      2.1 The Plan shall be administered by the Board of Directors of this Corporation (the "Board of Directors") which shall: (1) determine which Employees shall be granted options to purchase shares of this Corporation's Common Stock ($1.00 par value) ("Stock") pursuant to the Plan (which options shall hereinafter be referred to as "Options," or in the singular as an "Option"); (2) determine the time or times when Options shall be granted and the number of shares of Stock to be subject to each Option; (3) determine the option price at which the shares of Stock subject to each Option may be purchased pursuant to the Plan and the forms of the instruments evidencing any Options granted under the Plan or any other instrument to be used in connection with the Plan; (4) adopt, amend and rescind, in its discretion, rules and regulations for the administration of the Plan; (5) interpret the Plan and decide all questions and settle all controversies and disputes which may arise in connection with the Plan, which decisions and interpretations shall be binding upon all persons; and (6) exercise such other powers as may be necessary or desirable to implement the provisions of this Plan.

      2.2 Members of the Board of Directors who are Employees shall be eligible to receive Options pursuant to the Plan. The grant of an Option to an Employee who is also a director of this Corporation shall not be affected or invalidated by reason of the fact that such director voted to approve the grant of such Option.

      2.3 No member of the Board of Directors shall be liable for any action taken or determination made in good faith and in a manner reasonably believed to be in the best interests of this Corporation with respect to the Plan or any Option granted pursuant thereto. The Board of Directors shall indemnify any person against expenses reasonably incurred or the amount of any damages, fine, or settlement assessed against or agreed to by such person, in connection with any action, suit or proceeding in which such person may be involved in connection with any Option or this Plan to the fullest extent that the Board of Directors may indemnify such person under law or the By-laws of this Corporation.

3.    Authority to Grant Options.

      3.1 Subject to the terms and conditions of this Plan, the Board of Directors may from time to time grant to such Employees as it may determine to be capable of making substantial contributions to the management or development of this Corporation and its Subsidiaries Options, upon such terms and conditions as it may deem appropriate, subject to applicable provisions of this Plan. Without limiting the foregoing, the Board of Directors may establish performance goals and base the grant of options under the Stock Option Plan on whether such performance goals are achieved. Such performance goals may include but are not limited to achieving a certain Corporation return on equity.

      3.2 The Board of Directors may authorize the grant of Options to Employees by action taken with or without a meeting. The effective date of the grant of an Option pursuant hereto shall be the date on which the Board of Directors determines the fair market value of the Stock and grants the Option.

      3.3 The number of shares of Stock subject to an Option shall in each case be determined by the Board of Directors and subject to the applicable provisions of this Plan. More than one Option may be granted to the same Employee.

      3.4 Nothing contained in this Plan or in any resolution adopted by the Board of Directors or the shareholders of this Corporation shall constitute the grant of an Option hereunder, and no Employee shall be entitled to the grant of an Option unless action granting an Option to such Employee shall have been taken by the Board of Directors and unless the recipient of an Option shall have executed an agreement in form and substance satisfactory to the Board of Directors containing terms, restrictions and conditions imposed upon the exercise of the Option and the transfer of any Stock pursuant thereto ("Stock Option Agreement").

      3.5 Any purported disposition of shares of Stock acquired pursuant to an Option which shall be in contravention of the terms, restrictions and conditions contained in the Stock Option Agreement executed in connection with such Option shall be ineffective, and such disposition shall not be registered upon the stock transfer books of this Corporation.

      3.6 The aggregate fair market value of Stock with respect to which Options issued hereunder are exercisable by an Employee for the first time during any calendar year, when aggregated with the fair market value of stock subject to other incentive stock options then outstanding under all plans of this Corporation and its parent and subsidiary corporations and exercisable by such Employee for the first time during such calendar year, shall not exceed $100,000 or such other amount as shall be permitted for options intended to qualify for incentive stock option treatment. For purposes of this section the fair market value of Stock subject to Options shall be determined at the time the Options are issued. Any Options issued under this Plan which fail to qualify for treatment as incentive stock options under the provisions of the Code shall be treated as non-qualified stock options.

4.    Stock Subject to the Plan.

      4.1 Stock to be issued upon the exercise of an Option shall be made available, in the discretion of the Board of Directors, from authorized but unissued shares of Stock or from shares of Stock held in the 200,000. If an Option shall expire, terminate, or be canceled or surrendered in whole or in part prior to the exercise thereof, the shares of Stock not acquired under such Option shall revert to the Plan and again shall become available for issuance under the Plan.

      4.3 Appropriate adjustments in the number of shares of Stock subject to Options previously issued hereunder and in the number of shares of Stock for which Options have not yet been granted under this Plan shall be made by the Board of Directors if at any time after the effective date of this Plan this Corporation shall increase or decrease the number of outstanding shares of Stock, whether by stock split, combination, stock dividend or reclassification, or merger, consolidation, recapitalization, or reorganization.

      4.4 No provision of this Plan, nor any Option granted pursuant hereto or Stock Option Agreement entered into in connection therewith shall confer upon any Employee or any other person any preemptive right to acquire any stock of this Corporation.

5.    Eligibility.

      5.1 The Board of Directors may grant Options pursuant hereto to such Employees as it may designate from time to time pursuant to Section 3.1 hereof regardless of whether such Employees are also officers or directors of this Corporation.

      5.2 No officer or director of this Corporation shall be eligible to receive any Option pursuant to this Plan unless such officer or director is also an Employee.

      5.3 No Employee may exercise any part of an Option unless he or she has been continuously employed by this Corporation from the date the Option was granted until no more than three (3) months prior to such exercise (or any earlier date set forth in the Stock Option Agreement), provided, that in the case of a deceased employee or an employee whose employment terminates for reason of Total and Permanent Disability, no Option may be exercised unless the Employee was continuously employed by this Corporation from the date the Option was granted until no more than twelve (12) months prior to the time of such exercise. An Employee shall be deemed to have a "Total and Permanent Disability" if (i) the Employee has been so totally and permanently disabled by any medically determinable physical or mental impairment as to be prevented thereby from engaging in any substantial gainful activity, and (ii) in the opinion of a qualified physician selected by the Corporation, such disability can be expected to result in death or be expected to last for a continuous period of not less than 12 months. An Employee shall not be deemed to have a "Total and Permanent Disability" if the Employee incurred the total and permanent disability while the Employee was engaged in, or as a result of the Employee engaging in, the commission of a felony, or if the total and permanent disability was a result of
(i) the Employee's addiction to alcohol or narcotics or (ii) a self-inflicted injury.

      5.4 If an Employee or former Employee eligible to exercise an Option granted pursuant to this Plan dies prior to such exercise, such Option may be exercised to the extent permitted herein by his estate or a person who acquires the right to exercise such Option by bequest or inheritance.

      5.5 No Option granted pursuant to this Plan may be transferred by the holder thereof other than by will or the laws of descent and distribution of the state in which such holder is domiciled at the time of his death.

6.    Terms of Options.

      6.1 The price at which shares of Stock may be purchased pursuant to an Option shall be the fair market value of the Stock on the date of the grant of such Option, provided, that in the case of Options granted to an Employee who at the date of the grant of such Option owns 10% or more of the combined voting stock of the Corporation (a "10% Employee"), such price shall be equal to 110% of the fair market value of the Stock on the date of the grant of such Option. For purposes of determining the percentage of stock of the Corporation owned by an Employee, attribution rules made applicable by the Code and related regulations shall apply. The fair market value of any Stock shall be determined by the Board of Directors in good faith. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the fair market value if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Section 424(a) or other applicable provisions of the Code.

      6.2 Each Option granted under this Plan shall expire, and may not be exercised to any extent, upon the earliest to occur of the following:

            (a) Each Option shall expire ten (10) years after the date of grant of such Option, or on such date prior thereto as may be fixed by the Board of Directors, provided, however, that each Option granted to a 10% Employee shall expire five (5) years after the date of grant of such Option, or such date prior thereto as may be fixed by the Board of Directors.

            (b) Each Option shall expire at the time after termination of the Employee's employment with this Corporation or any of its Subsidiaries (with or without Cause, voluntary or involuntary) for reasons other than death or Total and Permanent Disability as may be fixed by the Board of Directors in the Stock Option Agreement, but in no case later than three months after such termination, during the period after termination but prior to expiration the Option may be exercised only to the extent that it was exercisable upon termination. If the Employee's employment with this Corporation or any of its Subsidiaries terminates for reasons of death or Total and Permanent Disability, then the Option shall expire twelve (12) months after such termination of employment, and during that 12-month period the Option may be exercised only to the extent it was exercisable upon termination. If an Employee whose employment terminates for reasons other than death or Total and Permanent Disability dies during the period between termination and expiration described above (which period shall be no longer than 3 months after termination), such Employee's Options shall expire one year from the date of termination of employment, during which time they may be exercised to the extent exercisable on the date of termination.

      6.3 If any Employee who has been granted Options under this Plan is terminated for Cause by either the Corporation or any of its Subsidiaries, all unexercised Options granted to the Employee (whether vested or not) shall immediately terminate and be of no further force and effect. An Employee shall be terminated for Cause only if (i) the Employee has been convicted by a court of competent jurisdiction of any criminal offense involving dishonesty or breach of trust; (ii) the Employee has committed an act of fraud against the Corporation, its Subsidiaries or any of them; (iii) the Employee has willfully refused to perform the duties reasonably assigned to the Employee by the Board of Directors of the Corporation or of any of its Subsidiaries, which failure or breach has continued for more than ten (10) days after written notice given to the Employee pursuant to a vote of the Board of Directors of the Corporation or of any of its subsidiaries (exclusive of the Employee if the Employee then is a Director) at a meeting duly called for such purpose, such vote to set forth in reasonable details the nature of such refusal; or (iv) the Employee has engaged in willful misconduct materially injurious to the Corporation, its Subsidiaries or any of them, monetarily or otherwise.

7.    Exercise of Options.

      7.1 Each Option granted hereunder shall be exercisable in such installment or installments as may be determined by the Board of Directors at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has vested, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

      7.2 A person entitled to exercise an Option may, subject to the terms and conditions of the Stock Option Agreement executed in connection therewith, exercise such Option from time to time by delivery to this Corporation at its principal office of written notice of his or her intention to exercise such Option setting forth the number of shares with respect to which the Option is to be exercised and accompanied by (1) payment in full of the purchase price of the shares to be purchased, (2) payment in full of all local, state or federal taxes due on account of the exercise of such Option, and (3) such other documents and materials as may be required by this Corporation under the terms of this Plan, the Stock Option Agreement, or otherwise. As promptly as practicable thereafter, this Corporation shall deliver to the purchaser certificates for the number of shares purchased. The exercise price of an Option shall be payable either (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation, (ii) through the delivery of shares of Stock owned by the Employee with a fair market value equal to the option price, or (iii) by a combination of (i) and (ii). Fair market value of Stock so delivered shall be determined on the date of exercise. Unless the Board of Directors otherwise determines, an Employee may engage in successive exchange (or series of exchanges) in which stock such Employee is entitled to receive upon exercise of an Option may be simultaneously utilized as payment for the exercise of an additional Option or Options. To the extent permitted by applicable law, the Board of Directors may permit payment of the Option exercise price through arrangements with a brokerage firm under which such firm, on behalf of the Employee, will pay the exercise price to the Corporation and the Corporation shall promptly deliver to such firm the number of shares of Stock subject to the Option so that the firm may sell such shares, or a portion thereof, for the account of the Employee. In addition, the Board of Directors may permit payment of the Option exercise price by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Corporation sufficient funds to pay the exercise price as soon as the shares subject to the Option, or a portion thereof, are sold on behalf of the Employee.

      7.3 The date of actual receipt by this Corporation of notice of intention to exercise an Option shall be deemed the date of exercise of the Option with respect to the shares then purchased. Delivery of shares purchased shall be deemed effective when a stock transfer agent shall have deposited certificates therefor with the United States mail for delivery to the purchaser at the address specified in the notice of exercise provided to this Corporation.

      7.4 During the life of a holder of an Option issued pursuant to this Plan, such Option may be exercised only by the holder.

      7.5 No person, estate or other entity shall have any of the rights of a shareholder of this Corporation with respect to shares subject to an Option until a certificate or certificates for such shares shall have been delivered by this Corporation to such person or entity. Upon delivery of such a certificate to the purchaser thereof for the number of shares of Stock purchased, the owner thereof shall have all the rights of a shareholder of such shares of Stock, including the right to vote the same and receive dividends thereon, subject, however, to the terms, conditions and restrictions contained in this Plan and in the Stock Option Agreement executed in connection with the Option exercised with respect to such shares.

8.    Miscellaneous.

      8.1 The grant of an Option to an Employee pursuant hereto shall not confer upon such Employee a right to continued employment, nor shall it limit the right of this Corporation or any Subsidiary to terminate the employment of any such Employee.

      8.2 The Board of Directors may modify, amend or terminate this Plan or any provision thereof at any time and from time to time, provided however, that no amendment to this Plan shall be made which shall: (1) increase the total number of shares of Stock for which Options under this Plan may be issued, except as provided in Section 4.3 hereof, (2) increase the total number of shares of Stock which may be acquired by an Employee pursuant to Options issued under this Plan except as provided in Section 4.3 hereof, (3) extend the maximum period during which any Option may be exercised as set forth in Section 6.2 hereof, (4) change the class of employees entitled to receive awards, (5) reduce the purchase price of Stock subject to any Option, or (6) extend the termination date of this Plan, without in each case the prior approval of the holders of at least a majority of the Stock of this Corporation of all classes voting together. No amendment to this Plan shall alter or impair any Option previously granted pursuant hereto without the consent of the holder thereof.

      8.3 The effective date of this Plan shall be February 18, 2004. No Option may be granted pursuant hereto subsequent to the date which is ten years after the date on which the Plan shall be adopted by the Board of Directors.

      8.4 This Plan, and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts.

      8.5 Notice to this Corporation pursuant to Sections 7.2 or 8.5 hereof or for any other purpose may be given by delivery in hand or first class mail, postage prepaid, and addressed as follows:

            First Ipswich Bancorp
            31 Market Street
            Ipswich, Massachusetts 01938
            Attention: President

      Notice to an Employee to whom an Option shall be granted hereunder may be given by delivery in hand or first class mail, postage prepaid, to the address listed by such Employee in the Stock Option Agreement executed by such Employee.